Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events

Note 12 - Subsequent events

A.	Execution of PPAs in Italy

In July 2025, three Italian project companies in which the Company indirectly holds a 51% interest signed long-term (9-year) power purchase agreements (“PPAs”) with Statkraft, Europe’s largest generator of renewable energy. The PPAs cover 75% of the capacity (at P50) of three operating solar plants in Italy’s central-southern zone (CSUD), with a combined capacity of approximately 38 MW.

B.	Acquisition of Additional Shares of Dorad

On July 22, 2025, Ellomay Luzon Energy, in which the Company holds 50% and which at the time held 19.875% of Dorad’s outstanding shares, purchased an additional 15% of Dorad’s outstanding shares in consideration for approximately NIS 424.4 million. For more information see Notes 1B and 6A.

C.	Private Placement of Ordinary Shares

On July 28, 2025, the Company consummated a private placement of 926,000 ordinary shares of the Company to Israeli institutional and classified investors. The price per share in the private placement was set at NIS 54 (approximately $16.3 as of the date of the private placement) and the gross proceeds to the Company were approximately NIS 50 million.

D.	Texas, USA, Solar Portfolio

In September 2025, the Company’s indirectly wholly-owned subsidiary, Ellomay Texas Solar Projects, LP. (“Ellomay Texas Solar”) entered into a Revolving Loan Agreement with Israel Discount Bank of New York (“IDB NY”) for the extension of a $5 million line of credit with a term of up to one year, bearing an interest rate of Prime Rate minus 0.75% (currently 7.75%) with a minimum Prime Rate of 5%. The Revolving Loan Agreement includes various customary representations, warranties and covenants that are similar to the covenants included in the deed of trust governing the Company’s Series F Debentures.

With reference to Note 6.D.4 of the annual financial statements, on September 4, 2025, following the commissioning of the solar plants owned by them, the Company’s indirectly wholly-owned US subsidiaries holding the Fairfield and Malakoff solar plants received an aggregate of $11.8 million in consideration for the sale of Investment Tax Credits pursuant to the agreement for the sale and transfer of ITCs executed in September 2024. Ellomay Texas Solar used a portion of the proceeds ($5 million) to repay the revolving loan agreement entered into in August 2024.

E.	Dorad Board Approval of the Dorad 2 Project

With reference to Note 6A to the annual financial statements under the heading “Expansion of the Dorad Power Plant (“Dorad 2”)”, on September 14, 2025, the Dorad board of directors approved the planning and execution of the Dorad 2 project. The Dorad board of directors also approved additional resolutions in connection with the Dorad 2 project including a budget until the project achieves financial closing and authorizing Dorad’s management to negotiate an agreement to maintain a production slot with a turbine manufacturer (an agreement that will be subject to an additional approval by the Dorad board of directors). The aforementioned resolution by Dorad’s board of directors was preceded by the adoption by Dorad’s shareholders of an amendment to Dorad’s articles of association providing that the project will require the approval of Dorad’s board of directors with a majority of 70% of the participating directors. See also Note 6A.